As filed with the Securities and Exchange Commission on August 8, 1997

                                                   Registration No. 333-________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------


                            CARRAMERICA REALTY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Maryland                           1700 Pennsylvania Avenue, N.W.                   52-1796339
-------------------------------                  Washington, D.C.  20006                 ---------------------
(State or other jurisdiction of                      (202) 624-7500                          (IRS employer
incorporation or organization)    ---------------------------------------------------    identification number)
                                  (Address, including zip code, and telephone number,
                                    including area code, of registrants' principal
                                                  executive offices)

                            ------------------------


                       1997 CarrAmerica Realty Corporation
                         Stock Option and Incentive Plan
                       ------------------------------------
                            (Full title of the plan)


                            ------------------------


                                 Thomas A. Carr
                         1700 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20006
                                 (202) 624-7500
               --------------------------------------------------
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)


                                    Copy to:
                          J. Warren Gorrell, Jr., Esq.
                              David W. Bonser, Esq.
                             Hogan & Hartson L.L.P.
                           555 Thirteenth Street, N.W.
                           Washington, D.C. 20004-1109
                                 (202) 637-5600


                            ------------------------

                         CALCULATION OF REGISTRATION FEE

=====================================================================================================================
                                         Amount        Proposed maximum        Proposed maximum          Amount of
         Title of securities             to be          offering price         aggregate offering      registration
          to be registered             registered        per share(1)              price(1)                 fee
---------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.01 per       3,000,000          $30.1875                 $90,562,500           $27,443.18
share
=====================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933, as amended, based on the average of the high and low prices per share of CarrAmerica Realty Corporation's Common Stock, par value $0.01 per share, on August 7, 1997, as reported on the New York Stock Exchange.

================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

                The documents containing the information specified in this Part I will be sent or given to employees participating in the 1997 CarrAmerica Realty Corporation Stock Option and Incentive Plan (the "Plan") as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). In accordance with the instructions to Part I of Form S-8, such documents will not be filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.         Incorporation of Documents by Reference.

                CarrAmerica Realty Corporation (the "Registrant") hereby incorporates herein by reference the following documents filed by it with the
Commission:

                (a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1996;

                (b) All reports filed by the Registrant with the Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), since December 31, 1996; and

                (c) All documents and reports filed by the Registrant subsequent to the date hereof pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated herein by reference and to be part hereof from the date of filing of such documents or reports.

                Any statement contained in a document or report incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded to the extent that a statement contained in any other subsequently filed document or report which also is or is deemed to be incorporated herein by reference modifies or supersedes such prior statement. The documents required to be modified or superseded shall not be deemed to constitute a part of the Registration Statement, except as so modified or superseded.

                To the extent that any proxy statement is incorporated herein by reference, such incorporation shall not include any information contained in such proxy statement which is not, pursuant to the Commission's rules, deemed to be "filed" with the Commission or subject to the liabilities of Section 18 of the Exchange Act.

Item 4.         Description of Securities.

                A description of the Registrant's common stock, par value $.01 per share (the "Common Stock"), is set forth as Exhibit 99.1 to this Registration Statement and is incorporated herein by reference.

Item 5.         Interests of Named Experts and Counsel.

                Not applicable.

Item 6.         Indemnification of Directors and Officers.

                Each director and officer of the Registrant is insured and indemnified against liability incurred by him or her in his or her capacity as an officer and/or director, pursuant to the following:

               (a) Articles VII and VIII of the Registrant's Articles of Amendment and Restatement of Articles of Incorporation, as amended, entitled "Liability" and "Indemnification," respectively, which are set forth as Exhibit
3.1 to this Registration Statement and are incorporated herein by reference;

               (b) Section 9.01 of the Registrant's Second Amendment and Restatement of Bylaws which is set forth as Exhibit 3.2 to this Registration Statement and is incorporated herein by reference; and

               (c) Section 2-418 of the Maryland General Corporation Law and
Section 5-349 of the Courts and Judicial Proceedings Code of Maryland, which are set forth as Exhibit 99.2 to this Registration Statement and are incorporated herein by reference.

                                *     *     *

                Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 7.         Exemption from Registration Claimed.

                Not applicable.

Item 8.         Exhibits.

                Exhibit
                Number         Description
                ------         -----------

                   3.1 Articles VII and VIII of the Amendment and Restatement of Articles of Incorporation of the Registrant, as amended (incorporated herein by reference to the same numbered exhibit to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996)

                   3.2 Section 9.01 of the Second Amendment and Restatement of Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.1 to the Registrant's Current Report on Form 8-K dated February 12, 1997)

                   4.1 1997 Stock Option and Incentive Plan (incorporated herein by reference to Exhibit 10.5 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996)

                   5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities being registered

                  23.1 Consent of Hogan & Hartson L.L.P. (included as part of Exhibit 5.1)

                  23.2         Consent of KPMG Peat Marwick LLP

                  24.1         Powers of Attorney

                  99.1         Description of the Registrant's Common Stock

                  99.2 Section 2-418 of the Maryland General Corporation Law and Section 5-349 of the Courts and Judicial Proceedings Code of Maryland

Item 9.         Undertakings.

                I.  The undersigned Registrant hereby undertakes:

                    A. To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration
                Statement:

                           1. To include any prospectus required by Section
                       10(a)(3) of the Securities Act;

                           2. To reflect in the prospectus any facts or events
                       arising after the effective date of the Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                           3. To include any material information with respect
                       to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the Registration Statement;

                provided, however, that paragraphs I.A.1. and I.A.2. do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                    B. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                    C. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                II. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or
        Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                III. The undertaking concerning indemnification is set forth under the response to Item 6.

                                   SIGNATURES

                Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the District of Columbia, on August 8, 1997.


                                         CARRAMERICA REALTY CORPORATION,
                                         a Maryland corporation


                                         By:  /s/ Brian K. Fields
                                              ---------------------------
                                              Brian K. Fields
                                              Chief Financial Officer


        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below:

             Signature                                Title                                    Date
             ---------                                -----                                    ----

                                          Chairman of the Board of Directors
----------------------------------
Oliver T. Carr, Jr.


                 *                        President, Chief Executive Officer                July 29, 1997
----------------------------------          and Director
Thomas A. Carr


/s/ Brian K. Fields                       Chief Financial Officer                           July 29, 1997
----------------------------------
Brian K. Fields


                 *                        Controller (Chief Accounting Officer)             July 29, 1997
----------------------------------
Debra A. Volpicelli


                 *                        Director                                          July 29, 1997
----------------------------------
Andrew F. Brimmer


                                          Director
----------------------------------
A. James Clark


                 *                        Director                                          July 29, 1997
----------------------------------
Caroline S. McBride


                 *                        Director                                          July 29, 1997
----------------------------------
J. Marshall Peck


                 *                        Director                                          August 1, 1997
----------------------------------
William D. Sanders


                 *                        Director                                          July 29, 1997
----------------------------------
Wesley S. Williams, Jr.


By:  /s/ BRIAN K. FIELDS
     --------------------------
     Brian K. Fields
     As Attorney-in-Fact
     (See Exhibit 24.1)

                                  EXHIBIT INDEX

Exhibit
Number          Description
------          -----------

3.1 Articles VII and VIII of the Articles of Amendment and Restatement of Articles of Incorporation of the Registrant, as amended (incorporated herein by reference to the same numbered exhibit to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996)

3.2 Section 9.01 of the Second Amendment and Restatement of Bylaws of the Registrant (incorporated herein by reference to Exhibit
                3.1 to the Registrant's Current Report on Form 8-K dated February 12, 1997)

4.1 1997 Stock Option and Incentive Plan (incorporated herein by reference to Exhibit 10.5 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996)

5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities being registered

23.1            Consent of Hogan & Hartson L.L.P. (included as part of Exhibit
                5.1)

23.2            Consent of KPMG Peat Marwick LLP

24.1            Powers of Attorney

99.1            Description of the Registrant's Common Stock

99.2            Section 2-418 of the Maryland General Corporation Law and
                Section 5-349 of the Courts and Judicial Proceedings Code of Maryland